Case Number: B-05-28174-PHX-CGC

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS			Total
	Operating	Payroll	Tax	
	#712329825	#	#	
Balance at Beginning of Period	21,426.39			21,426.39
RECEIPTS				
Cash Sales	870.30			870.30
Accounts Rceivable - Prepetition				
Accounts Rceivable - Postpetition				
Loans and Advances				
Sale of Assets				
Transfers from Other DIP Accounts				
Other (attach list)				
TOTAL RECEIPTS	870.30			870.30
DISBURSEMENTS				
Business - Ordinary Operations	19,586.19			19,586.19
Capitol Improvements				
Pre-Petition Debt				
Transfers to Other DIP Accounts				
Other (attach list)				
Reorganization Expenses:				
Attorney Fees				
Accountant Fees				
Other Professional Fees				
U. S. Trustee Quarterly Fee				
Court Costs				
TOTAL DISMBURSEMENTS	19,586.19			19,586.19
Balance at End of Month	2,710.50			2,710.50

**Information provided above should reconcile with balance sheet and income statement amounts*

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	19,586.19
Less: Transfers to Other DIP Accounts	- 0 -
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	- 0 -
Total Disbursements for Calculating Quarterly Fees	19,586.19

Case Number B-05-28174-PHX-CGC

INCOME STATEMENT

(Accrual Basis)

See Attached

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Desert Health, Inc.
Income Statement

	February 10 - 28, 2006	March 2006	April 2006	February 10, 2006 through April 30, 2006
Ordinary Income/Expense				
Income				
Sales	-	1,224.30	588.00	1,812.30
Sales Discount	-	-	(22.50)	(22.50)
Total Income	-	1,224.30	565.50	1,789.80
Cost of Goods Sold				
Cost of Goods Sold	-	-	-	-
Royalties	-	-	-	-
Total COGS	-	-	-	-
Gross Profit	-	1,224.30	565.50	1,789.80
Expense				
Merchant account expense	-	-	100.24	100.24
Charges	89.00	64.00	-	153.00
Contract Labor	2,710.00	2,550.00	1,525.00	6,785.00
Deprec Exp	482.97	788.01	727.14	1,998.12
DHPI ~~Europe~~ China Office Expense	-	1,500.00	-	1,500.00
Misc Exp	500.00	344.93	2,933.43	3,778.36
Off Supp	-	206.94	124.91	331.85
Payroll Expenses	-	8,100.00	17,795.65	25,895.65
Payroll Taxes	-	820.53	1,598.29	2,418.82
Postage	-	28.32	-	28.32
Printing	-	236.74	440.74	677.48
Prof Fee	29,294.10	4,032.00	260.00	33,586.10
Rent	-	2,248.20	3,277.95	5,526.15
Repairs	-	569.45	-	569.45
Shipping	13.39	82.33	9.43	105.15
T&E	-	-	125.00	125.00
Taxes	-	100.00	18.14	118.14
Telephone	1,020.93	1,623.59	1,852.69	4,497.21
Util	(310.93)	1,530.73	651.67	1,871.47
Total Expense	33,799.46	24,825.77	31,440.28	90,065.51
Net Ordinary Income	(33,799.46)	(23,601.47)	(30,874.78)	(88,275.71)
Other Income/Expense				
Other Inc	0.72	0.34	-	1.06
Total Other Income	0.72	0.34	-	1.06
Other Expense				
Int Exp	-	0.01	-	0.01
Reorganization - Bankruptcy	-	780.00	250.00	1,030.00
Reorganization - Compensation	-	171,884.00	-	171,884.00
Reorganization - Legal Fees	-	55,450.88	21,425.62	76,876.50
Total Other Expense	-	228,114.89	21,675.62	249,790.51
Net Other Income	0.72	(228,114.55)	(21,675.62)	(249,789.45)
Net Loss	(33,798.74)	(251,716.02)	(52,550.40)	(338,065.16)

Case Number B-05-28174-PHX-CGC

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	SCHEDULE AMOUNT[1]	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash		2,710.50	21,426.39
Restricted Cash			
Total Cash	350.00	2,710.50	21,426.39
Accounts Receivable (net)	47,642.00	1,051.44	1,350.24
Inventory	100,000.00		
Notes Receivable	211,145.00		
Prepaid Expenses			
Other (attach list)			
Total Current Assets		88,605.02	88,605.02
Property, Plant & Equipment	10,000	<81,722.80>	<80,995.66>
Less: Accumulated Depreciation		6,882.22	7,609.36
Net Property, Plant & Equip.			
Due From Insider(s)			
Other Assets - net (attach list)			
Other (attach list)			
TOTAL ASSETS		10,644.16	30,385.99
POST-PETITION LIABILITIES			
Accounts Payable		8,421.07	6,471.59
Taxes Payable			
Notes Payable			
Professional Fees		96,876.50	75,450.88
Secured Debt			
Other (attach list)		34,868.00	25,434.53
Total Post-Petition Liabilities		140,165.57	107,357.00
PRE-PETITION LIABILITIES			
Secured Debt	850,546.09	995,387.02	995,387.02
Priority Debt	604.46	175.29	175.29
Unsecured Debt	7,216,816.33	4,956,999.97	4,956,999.97
Other (attach list)			
Total Pre-Petition Liabilities		5,952,562.28	5,952,562.28
TOTAL LIABILITIES		6,092,727.85	6,059,919.28
EQUITY			
Pre-petition Owner's Equity		<5,915,902.53>	<5,915,902.53>
Post-Petition Cumulative Profit/Loss		<338,065.16>	<285,514.76>
Direct Charges to Equity (explain) *		171,884.00	171,884.00
Total Equity		<6,082,083.69>	<6,029,533.29>
TOTAL LIABILITIES & OWNER'S EQUITY		10,644.16	30,385.99

[1] This column should reflect the information provided in Schedules A, B, C, D, E, and F filed with the Court

* Stock options granted to David Stewart per employment agreement

Desert Health
Postpetition Payables (Other)
As of April 30, 2006

Accrued Payroll and Payroll Taxes for April	18,354.00
Accrued Compensatoin - Johnny Shannon	12,514.00
Accrued Contract Labor - Georgia Aadland	4,000.00
	34,868.00

Case Number: 2-05-28174-PHX-CGC

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	17,170.93	-0-	610.00	16,560.93
Less Amount Considered Uncollectible	16,119.49	-0-	-0-	16,119.49
Net Accounts Receivable	1,051.44	-0-	610.00	441.44

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	
Plus: Purchases	
Less: Cost of Goods Sold	
Ending Inventory	

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	10,000.00	-0-	-0-	88,605.02
Accumulated Depreciation		-0-	-0-	<81,722.80>
Net Equipment		-0-	-0-	6,882.22
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

____

____

____

Case Number: B-05-28174-PHX-CGC

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	8,421.07	2,354.90	3,769.37	2,296.80	-0-
Taxes Payable					
Notes Payable					
Professional Fees Payable	96,876.50	21,425.62	55,450.88	20,000.00	-0-
Secured Debt					
Other (attach list)	34,868.00	18,354.00	5,322.00	11,192.00	-0-
Total Post-Petition Liabilities	140,165.57	42,134.52	64,542.25	33,488.80	-0-

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
David Stewart	Salary	5000.00	5000.00
Georgia AADLAND	Salary	1600.00	1600.00
Total Payments to Insiders		6600.00	6600.00

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Desert Health
Postpetition Payables
As of April 30, 2006

Type	Type	Date	Num	Name	Memo	Split	Amount	<30	30-60	60-90
Trade Payables	Bill	04/21/2006	Exp reimb	Aadland, Georgia		Misc Exp	251.35	251.35	0.00	0.00
Trade Payables	Bill	04/28/2006	20170	Aire Solutions L.C.		Misc Exp	548.60	548.60	0.00	0.00
Trade Payables	General Journal	02/11/2006	4-106	APS-950555280	move 2/2 payment to post petition as applied b	Elect	-480.00	0.00	0.00	-480.00
Trade Payables	Bill	03/03/2006		APS-950555280		Elect	993.28	0.00	993.28	0.00
Trade Payables	Bill	03/09/2006		APS-950555280		Elect	355.76	0.00	355.76	0.00
Trade Payables	Bill	04/07/2006		APS-950555280		Elect	514.11	514.11	0.00	0.00
Trade Payables	Check	04/12/2006	Pyt by Ph	APS-950555280	Conf # - P4125045885	Chase Bank (DIP)	-889.04	-889.04	0.00	0.00
Trade Payables	Bill	02/18/2006	Feb-post petition	AT&T	030 344 8432 001	Telephone	615.52	0.00	0.00	615.52
Trade Payables	Bill	03/18/2006	March	AT&T	030 344 8432 001	Telephone	1,093.88	0.00	1,093.88	0.00
Trade Payables	Check	04/12/2006	Pyt by Ph	AT&T	pyt amt due per June Quinn ATT - BK3.29.06-1	Chase Bank (DIP)	-1,646.35	-1,646.35	0.00	0.00
Trade Payables	Bill	04/18/2006	Apr 06	AT&T	030 344 8432 001	Telephone	1,002.41	1,002.41	0.00	0.00
Trade Payables	Bill	04/28/2006	00641.01-200.I001111	Boulder Medical Building		Rent	27.95	27.95	0.00	0.00
Trade Payables	Bill	04/20/2006	1-5735	CalAtlantic		Securit - Security System	137.56	137.56	0.00	0.00
Trade Payables	Bill	02/21/2006	1.26.06-2.20.06	CITY OF SCOTTSDALE	2007789303	Util	149.07	0.00	0.00	149.07
Trade Payables	Bill	03/20/2006	2/20/06-3/17/06	CITY OF SCOTTSDALE	2007789303	Util	141.08	0.00	141.08	0.00
Trade Payables	Bill	02/10/2006	1000009245	Collins, May, Potenza, Baran & Gillespie,	dhpl v gh assoc inc	-SPLIT-	2,003.57	0.00	0.00	2,003.57
Trade Payables	Bill	04/10/2006	8859573	Enhanced Communications Group		Telephone	8.28	8.28	0.00	0.00
Trade Payables	Bill	04/01/2006	3-416-55613	Fed Ex		Shipping	15.43	15.43	0.00	0.00
Trade Payables	Bill	02/28/2006	10210-19747	Five Star Courier	Acct # 1509	Shipping	13.39	0.00	0.00	13.39
Trade Payables	Bill	03/29/2006	2414	Hawk Heating & Air Conditioning		Repairs	569.45	0.00	569.45	0.00
Trade Payables	Bill	04/24/2006		PMB 254	ABC News Story on the Bird Flu	Misc Exp	55.00	55.00	0.00	0.00
Trade Payables	Bill	03/22/2006		Qwest	480.951.7445	RPI (NV) Receivable	272.02	0.00	272.02	0.00
Trade Payables	Bill	04/22/2006		Qwest	480.951.7445	RPI (NV) Receivable	86.64	86.64	0.00	0.00
Trade Payables	Bill	04/30/2006	Invoice No. 152379	Semple & Cooper LLP		Acctg	260.00	260.00	0.00	0.00
Trade Payables	Bill	02/23/2006	281	Shannon, John	Inv. Legal Productions LLC	Misc Exp	500.00	0.00	0.00	500.00
Trade Payables	Bill	03/07/2006		Sprint		Telephone	104.95	0.00	104.95	0.00
Trade Payables	General Journal	02/17/2006	4-95	Sprint Broadband	pd by js fbo dhpl	JDS	-524.75	0.00	0.00	-524.75
Trade Payables	Bill	03/07/2006	3.7.06-4.6.06	Sprint Broadband		Telephone	104.95	0.00	104.95	0.00
Trade Payables	Bill	04/07/2006		Sprint Broadband		Telephone	104.95	104.95	0.00	0.00
Trade Payables	Bill	04/20/2006	3609	Stockholder Consulting Services, Inc.		Misc Exp	50.00	50.00	0.00	0.00
Trade Payables	Bill	04/06/2006	Quarter 1 2006	U.S. Trustee		Reorg Exp - Bankrupty Fees	250.00	250.00	0.00	0.00
Trade Payables	Bill	03/29/2006	1-32649	Vintage Filings LLC		Misc Exp	134.00	0.00	134.00	0.00
Trade Payables	Bill	04/03/2006	2038	Vintage Filings LLC		Misc Exp	295.00	295.00	0.00	0.00
Trade Payables	Bill	04/04/2006	2039	Vintage Filings LLC		Misc Exp	295.00	295.00	0.00	0.00

Desert Health
Postpetition Payables
As of April 30, 2006

Type	Type	Date	Num	Name	Memo	Split	Amount	<30	30-60	60-90
Trade Payables	Bill	04/05/2006	1-33207	Vintage Filings LLC	Job # 039450	Misc Exp	125.00	125.00	0.00	0.00
Trade Payables	Bill	04/18/2006	2092	Vintage Filings LLC	Job # 039460	Misc Exp	195.00	195.00	0.00	0.00
Trade Payables	Bill	04/24/2006	1-33936	Vintage Filings LLC	Job # 039460	Misc Exp	119.00	119.00	0.00	0.00
Trade Payables	Bill	04/26/2006	1-336825	Vintage Filings LLC	Job # 039450	Misc Exp	549.00	549.00	0.00	0.00
Trade Payables	Rounding						0.01	0.01		
							8,421.07	2,354.90	3,769.37	2,296.80
Accrual - Legal Fees	General Journal	02/28/2006	0501-48		Accrual for legal fees	Legal	20,000.00	0.00	0.00	20,000.00
Accrual - Legal Fees	General Journal	03/31/2006	0601-47		Accrue legal fees	Legal	20,000.00	0.00	20,000.00	0.00
Accrual - Legal Fees	General Journal	04/30/2006	0602 - 40		Accrue for Creditor's Committe Attorney	Reorg Exp - Legal Fees	15,000.00	15,000.00	0.00	0.00
Trade Payables	Bill	03/25/2006	BK	Carmichael & Powell	Acct # 2500097-09	Legal	35,450.88	0.00	35,450.88	0.00
Trade Payables	Bill	04/25/2006	April Billings	Carmichael & Powell		Reorg Exp - Legal Fees	6,425.62	6,425.62	0.00	0.00
							96,876.50	21,425.62	55,450.88	20,000.00
Compensation Due - GA	General Journal	02/28/2006	0501-34		Feb 10th through Feb 28th Accrual	Georgia Aadland	2,710.00	0.00	0.00	2,710.00
Compensation Due - GA	General Journal	03/10/2006	0501-35		Mar 1 through Mar 10 Accrual	Georgia Aadland	1,290.00	0.00	1,290.00	0.00
Compensation Due - JS	General Journal	02/28/2006	0501-30		Feb Accrual Feb 10 through Feb 10	JS	8,482.00	0.00	0.00	8,482.00
Compensation Due - JS	General Journal	03/10/2006	0501-31		March 1 to March 10 Accrual	JS	4,032.00	0.00	4,032.00	0.00
Payroll	General Journal	04/30/2006	0602-13		Payroll accrual for April	Payroll Expenses	16,840.00	16,840.00	0.00	0.00
Payroll Taxes	General Journal	04/30/2006	0602-12		Payroll tax accrual (employer) for April	Payroll Taxes	1,514.00	1,514.00	0.00	0.00
							34,868.00	18,354.00	5,322.00	11,192.00
							140,165.57	42,134.52	64,542.25	33,488.80

Case Number: B-05-28174-PHX-CGC

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		✓
Are any post-petition receivables (accounts, notes or loans) due from related parties?		✓
Are any wages past due?		✓
Are any U. S. Trustee quarterly fees delinquent?		✓

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 4

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Auto-Owners - (Policy #pending	Commercial pkg. policy	5/24/06 - 5/24/07	$ 1300.05 - Down $ 933.95 - in 6 mos.
D+O - pending -	reorganization plan -	application done	
pgt of $12,500 -	submitted		

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number B-05-28174-PHX-CGC

DISBURSEMENT DETAIL

See Attached

Month: April 2006

Account # 712329825

Bank Name Chase

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
Total Cash Disbursements			

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/03/2006	10277	Aadland, Georgia		-SPLIT-	-1,349.74
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/03/2006	10278	Jonathan R Gotcher		-SPLIT-	-1,281.09
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/03/2006	10279	David Stewart		-SPLIT-	-3,588.61
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/03/2006	ADP	ADP		Payroll Taxes	-2,093.09
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/03/2006	1021	Peterson, Steve		Payables	-250.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/04/2006	1022	Arizona Dept of Revenue	VOID:	Taxes	0.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/05/2006	1023	George Transportation		Payables	-125.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/05/2006	1024	Staples	copies for lit packets and doc's for malone & B	Printing	-293.98
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/05/2006	ADP	ADP		Payroll Expenses	-35.98
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/06/2006	1025		VOID: voided ck faxed to innovative merchant	Misc Exp	0.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/06/2006	1026	Peterson, Steve		Payables	-250.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/06/2006	1027	Peterson, Steve		Payables	-425.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/10/2006	Pyt by Ph	Qwest	480.948.2500	Payables	-405.41
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/10/2006	1031	Peterson, Steve		Payables	-175.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/11/2006	1028	Peterson, Steve		Payables	-200.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/12/2006	Pyt by Ph	AT&T		Payables	-1,648.35
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/12/2006	Pyt by Ph	APS-950655280		Payables	-889.04
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/12/2006	Merchant	Innovative Merchina		Merchant account expense	-80.24
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/12/2006	Merchant	Innovative Merchina		Merchant account expense	-20.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/12/2006	ADP	ADP		Payroll Expenses	-49.46
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/13/2006	1029	Staples		Printing	-145.78
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/14/2006	1030	Storage Solutions		Payables	-389.67
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/17/2006	10280	Egger, Rebecca		-SPLIT-	-725.62
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/17/2006	ADP	ADP		Payroll Taxes	-187.87
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/18/2006	1032	U-Haul	moving expense	Misc Exp	-80.81
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/19/2006	1033	Boulder Medical Building		Payables	-3,250.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/19/2006	1034		VOID:	Misc Exp	0.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/21/2006	1035	Arizona Dept of Revenue	Form 120- 12.03	Taxes	-18.14
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	04/25/2006	1036	Peterson, Steve		Payables	-225.00
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/25/2006	1037	Staples		Off Supp	-30.83
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/26/2006	ADP	ADP		Payroll Expenses	-38.23
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/26/2006	1038	Staples	fax machine toner	Off Supp	-44.06
Chase Bank (DIP)	Apr-06	8	Disbursements	Business - Ordinary Operations	Check	04/26/2006	1039	FutureNet Consulting		Telephone	-855.41
										Total Disbursement	-19,588.19